Exhibit 4.22.1

SCHEDULE OF EXCLUSIVE TECHNICAL CONSULTANCY AND SERVICES AGREEMENTS BETWEEN CERTAIN PRC SUBSIDIARY OF FANG HOLDINGS LIMITED AND A CONSOLIDATED CONTROLLED ENTITY

	Date of Agreement	Party A	Party B	Shareholder of Party B	Services Provided by Party A

1.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing Jia Tian Xia Advertising Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

2.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing Hua Ju Tian Xia Network Technology Co., Ltd.	Tianquan Mo

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

3.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing SouFun Internet Information Service Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

4.	May 15, 2018	Beijing Tuo Shi Huan Yu Network Technology Co., Ltd.	Beijing Century Jia Tian Xia Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

5.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing Li Tian Rong Ze Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

6.	May 15 , 2018	Beijing Tuo Shi Huan Yu Network Technology Co., Ltd.	Beijing SouFun Science and Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

7.	May 15, 2018	Beijing Tuo Shi Huan Yu Network Technology Co., Ltd.	Beijing Yi Ran Ju Ke Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

8.	May 15, 2018	Beijing Tuo Shi Huan Yu Network Technology Co., Ltd.	Shanghai Century Jia Tian Xia Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai Beijing Century Jia Tian Xia Technology Development Co., Ltd.

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

9.	May 15, 2018	Beijing Tuo Shi Huan Yu Network Technology Co., Ltd.	Shanghai China Index Consultancy Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

10.	December 30, 2016	Beijing SouFun Information Technology Co., Ltd.	Beijing Gu Tian Xia Information Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.